UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: June 23, 2023
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 23, 2023, Tenet Healthcare Corporation (the “Company”) announced that Sun Park, age 47, has been appointed Executive Vice President and Chief Financial Officer of the Company, effective January 1, 2024. Mr. Park will succeed Daniel Cancelmi, current Executive Vice President & Chief Financial Officer, whose previously announced retirement becomes effective on December 31, 2023. From July 11, 2023 to December 31, 2023, Mr. Park will serve as an Executive Vice President of the Company.
Mr. Park has served as Executive Vice President and Group Chief Financial Officer for Pharmaceutical Distribution and Strategic Global Sourcing of AmerisourceBergen Corporation (“AmerisourceBergen”), a global pharmaceutical sourcing and distribution services company, since September 2018. From 2012 to September 2018, Mr. Park was Executive Vice President of Strategy and Development for AmerisourceBergen. Before joining AmerisourceBergen, Mr. Park served in various leadership roles across corporate development, corporate strategy and R&D portfolio management at MedImmune, the global biologics division of AstraZeneca. Before joining MedImmune, he held positions at Charterhouse Group International and Merrill Lynch & Company.
Pursuant to the terms of Mr. Park's offer letter with the Company, he will receive (i) an annual base salary of $700,000, (ii) a target cash bonus award at 100% of his salary, and (iii) an initial grant of Company restricted stock units (“RSUs”) with an approximate grant date value of $1,670,000 that vests upon his full relocation of his primary residence to the Dallas, Texas area (provided the relocation is completed by September 1, 2025), and be recommended for a 2024 equity-based award with an approximate grant date value of $2,500,000, comprised of a combination of 50% service-based RSUs and 50% performance-based RSUs. Mr. Park will also receive a cash sign-on bonus of $1,000,000 and relocation benefits as described in the offer letter. For more information regarding the Company’s annual bonus and stock incentive award programs, see the Company’s Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 14, 2023.

Item 7.01.	Regulation FD Disclosure.
A copy of the press release announcing the matters described above is attached to this report as Exhibit 99.1 and incorporated herein by reference. The information contained in Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on June 23, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: June 23, 2023	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary